                                                                   EXHIBIT 10.78


                 WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT

         This WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of December 12, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "AMENDMENT"), is made by and among RAILAMERICA, INC., a Delaware corporation ("HOLDINGS"), PALM BEACH RAIL HOLDING, INC., a Delaware corporation and a wholly owned Subsidiary of Holdings ("INTERMEDIATE HOLDINGS"), RAILAMERICA TRANSPORTATION CORP., a newly-formed Delaware corporation and a wholly owned Subsidiary of Intermediate Holdings (the "Company"), RAILINK, LTD., a corporation organized and existing under the laws of the Province of Alberta, Canada (the "CANADIAN BORROWER") and FREIGHT VICTORIA LIMITED, a corporation organized and existing under the laws of Australia (the "AUSTRALIAN BORROWER" and, together with the Company and the Canadian Borrower, the "BORROWERS"), and the Required Lenders (as defined in the Credit Agreement).

                              W I T N E S S E T H:

         WHEREAS, Holdings, Intermediate Holdings, the Borrowers, the various financial institutions and other Persons from time to time parties thereto (the "LENDERS"), DLJ Capital Funding, Inc., as the Syndication Agent for the Lenders, the Lead Arranger and the Sole Book Running Manager and The Bank of Nova Scotia, as Administrative Agent for the Lenders and ING (U.S.) Capital LLC and Fleet National Bank, each a documentation agent for the Lenders, have heretofore entered into the Credit Agreement, dated as of February 4, 2000 (as heretofore amended, the "CREDIT AGREEMENT");

         WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the provisions of the Credit Agreement can be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Holdings, Intermediate Holdings, the Borrowers (each an "OBLIGOR", and collectively the "OBLIGORS") and the Required Lenders;

         WHEREAS, the Obligors desire to have the Lenders, subject to the conditions and on the terms set forth below, waive certain limitations set forth in Sections 7.2.2, 7.2.5 and 7.2.15 of the Credit Agreement to the extent, but only to the extent to permit the Permitted Sale Leaseback; and

         WHEREAS, the Obligors desire to have the Lenders, subject to the conditions and on the terms set forth below, amend Section 7.2.11 of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

                                   ARTICLE II

                       WAIVER OF CERTAIN PROVISIONS OF THE
            CREDIT AGREEMENT AS OF THE AMENDMENT NO. 2 EFFECTIVE DATE

         Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, and in reliance upon the representations and warranties made herein, certain terms and provisions of the Credit Agreement are hereby waived, but only to the extent set forth in this ARTICLE II. Except as expressly so waived, or as otherwise amended hereby, the Credit Agreement shall continue in full force and effect in accordance with its terms.

         SUBPART 2.1. WAIVER OF CERTAIN PROVISIONS OF SECTIONS 7.2.2 AND 7.2.5. The provisions of Sections 7.2.2 and 7.2.5 of the Credit Agreement are hereby waived to the extent, but only to the extent, to permit Holdings and the Borrower to incur guaranties and other Contingent Liabilities in respect of the Permitted Sale Leaseback.

         SUBPART 2.2. WAIVER OF CERTAIN PROVISIONS OF SECTION 7.2.15. The provisions of Section 7.2.15 of the Credit Agreement that (i) limit allowable Sale Leasebacks to $10,000,000 in the aggregate in any Fiscal Year and $20,000,000 in the aggregate for the term of the Credit Agreement and (ii) limit allowable Sale Leasebacks to only those transactions that are for fair market value, are hereby waived to the extent, but only to the extent, to permit the Permitted Sale Leaseback; PROVIDED, THAT:

                  (a) 100% of the Net Disposition Proceeds from the Permitted Sale Leaseback be applied pursuant to clause (f) of Section 3.1.1 of the Credit Agreement (without regard to the proviso in such clause
         (f)); and

                  (b) the terms of any lease entered into with respect to the Permitted Sale Leaseback shall have an initial term ending no earlier than the Stated Maturity Date of the Term B Loans.

                                  ARTICLE III

                         AMENDMENTS TO CREDIT AGREEMENT

         Subject to the conditions and on the terms set forth herein (including satisfaction of the conditions set forth in ARTICLE IV), and in reliance on the representations and warranties of the Borrowers contained herein, the Credit Agreement is hereby amended, as of the date hereof, in accordance with SUBPART
3.1 and SUBPART 3.2; except as so amended, the Credit Agreement shall continue in full force and effect.

         SUBPART 3.1. AMENDMENTS TO ARTICLE I. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in such
Section in the appropriate alphabetical sequence:

                  "AMENDMENT NO. 2" means that certain Waiver and Amendment No. 2 to Credit Agreement, dated as of December 12, 2000, among Holdings, Intermediate Holdings, the Borrowers and the Lenders."

                  "AMENDMENT NO. 2 EFFECTIVE DATE' means December 12, 2000."

                  "PERMITTED SALE LEASEBACK'" means all Sale Leaseback transactions entered into by the Borrower and/or one of its Subsidiaries (i) on or prior to March 1, 2001, (ii) in an aggregate value (to be determined by the greater of the net book value or the fair market value) of the subject property not to exceed $40,000,000, and (iii) which otherwise are permitted to be entered into under
         Article II of Amendment No. 2.

         SUBPART 3.2. AMENDMENT TO SECTION 7.2.11. Section 7.2.11 of the Credit Agreement is hereby amended by (i) removing the word "or" from the end of clause
(e) and (ii) removing clause (f) of such Section and inserting the following clauses (f) and (g):

                  "(f) a Disposition for fair market value (which does not constitute a Disposition of all or a substantial part of the Company's and its Subsidiaries' assets, taken as a whole) (provided that the consideration to be received by the Company or the Restricted Subsidiaries is at least 75% cash) and the aggregate value (to be determined by the greater of net book value or the fair market value) is not to exceed $50,000,000 in the aggregate in any Fiscal Year and $75,000,000 in the aggregate for the term of this Agreement and the Net Disposition Proceeds are applied pursuant to CLAUSE (F) of
                  SECTION 3.1.1, or (g) pursuant to a Permitted Sale Leaseback."

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         This Amendment (and the amendments, modifications and waivers contained herein) shall become effective on the date (the "AMENDMENT NO. 2 EFFECTIVE DATE") when each of the conditions set forth in this ARTICLE IV shall have been fulfilled to the reasonable satisfaction of the Agents.

         SUBPART 4.1. COUNTERPARTS AND LENDER CONSENTS. The Agents shall have received counterparts hereof executed on behalf of the Obligors and the Administrative Agent shall have confirmed to the Obligors and the Syndication Agent that it has received from the Required Lenders their respective consents hereto.

         SUBPART 4.2. AMENDMENT FEE. The Agent shall have received, for the account of each Lender that delivers an executed signature page to this Amendment to the Syndication Agent prior to 5:00 p.m., New York City time, December 12, 2000, an amendment fee in an amount equal to .15% of the sum of (i) the outstanding principal amount of Term Loans owing to such Lender on such date plus (ii) the product of such Lender's Percentage of the Commitment to make Revolving Loans multiplied by the Revolving Loan Commitment Amount on such date.

         SUBPART 4.3. OTHER COSTS AND EXPENSES. The Agent shall have received all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3 of the Credit Agreement to the extent then invoiced.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         SUBPART 5.1. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to consent to the amendments and waiver contained herein and to enter into this Amendment, each Obligor, jointly and severally, represents and warrants as set forth below:

                  (a) After giving effect to this Amendment, the amendment and waiver of certain provisions of the Credit Agreement do not impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Documents entered in to by any of the Borrowers (the "SECURITY DOCUMENTS"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. The amendment and waiver of certain provisions of the Credit Agreement effected pursuant to this Amendment do not require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. The position of the Lenders with respect to such Liens, the Collateral (as defined in the Security Documents) in which a security interest was granted pursuant to the Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment and waiver of certain provisions of the Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.

                  (b) Each Obligor reaffirms as of the Amendment No. 2 Effective Date such Person's respective covenants and agreements contained in the Credit Agreement, each Security Document to which such Person is a party, including, in each case, as such covenants and agreements may be modified by this Amendment. Each such Obligor further confirms that each such Loan Document to which such Person is a party is and shall continue to be in full force and effect and the same are hereby ratified, approved and confirmed in all respects, except that upon the occurrence of the Amendment No. 2 Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", "therein" or words of like or similar import shall mean and be a reference to the Credit Agreement and the Loan Documents as amended hereby.

                  (c) Both before and immediately after giving effect to this Amendment the representations and warranties set forth in Article VI of the Credit Agreement (excluding, however, those contained in Section
         6.15 of the Credit Agreement) and each other Loan Document are, in each case, true and correct (unless stated to related solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

         SUBPART 5.2. VALIDITY, ETC. This Amendment constitutes the legal, valid and binding obligation of the Obligors enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         SUBPART 5.3. NO DEFAULT. Both immediately before and after giving effect to this Amendment, no Default has occurred and is continuing as of the date hereof and as of the Amendment No. 2 Effective Date.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         SUBPART 6.1. RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SUBPART 6.2. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SUBPART 6.3. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 6.4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 6.5. GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        RAILAMERICA, INC.



                                        By: /s/ MICHAEL HOWE
                                         ---------------------------------
                                             Name: Michael Howe
                                             Title: Vice President - Finance

                                        PALM BEACH RAIL HOLDING, INC.



                                        By: /s/ MICHAEL HOWE
                                         ---------------------------------
                                             Name: Michael Howe
                                             Title: Vice President

                                        RAILAMERICA TRANSPORTATION CORP.



                                        By: /s/ MICHAEL HOWE
                                         ---------------------------------
                                             Name: Michael Howe
                                             Title: Vice President

                                        FREIGHT VICTORIA LIMITED



                                        By: /s/ MICHAEL HOWE
                                         ---------------------------------
                                             Name: Michael Howe
                                             Title: Vice President

                                        RAILINK LTD.



                                        By: /s/ MICHAEL HOWE
                                         ---------------------------------
                                             Name: Michael Howe
                                             Title: Vice President

                               AMARA-1 FINANCE, LTD. LTD.
                               By: INVESCO Senior Secured Management, Inc. As Sub-advisor


                                      By: /s/ GREGORY STOECKLE
                                          -------------------------------------
                                      Name:    Gregory Stoeckle
                                      Title:   Authorized Signatory

                                AMARA 2 FINANCE, LTD.
                                By: INVESCO Senior Secured Management, Inc. As Sub-Advisor


                                       By: /s/ GREGORY STOECKLE
                                           -----------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory

                                FLOATING RATE PORTFOLIO
                                By: INVESCO Senior Secured Management, Inc. As Attorney in fact


                                       By: /s/ GREGORY STOECKLE
                                           ------------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory

                               AVALON CAPITAL LTD.
                               By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor


                                      By: /s/ GREGORY STOECKLE
                                          -------------------------------------
                                      Name:    Gregory Stoeckle
                                      Title:   Authorized Signatory

                           CERES II FINANCE LTD.
                           By: INVESCO Senior Secured Management, Inc. As Sub-Managing Agent (Financial


                                  By: /s/ GREGORY STOECKLE
                                      ----------------------------------------
                                  Name:    Gregory Stoeckle
                                  Title:   Authorized Signatory

                                     KZH WATERSIDE LLC


                                     By: /s/ KIMBERLY ROWE
                                        --------------------------------------
                                          Name:      Kimberly Rowe
                                          Title:     Authorized Agent

                                       KZH SHOSHONE LLC




                                     By: /s/ KIMBERLY ROWE
                                        --------------------------------------
                                          Name:      Kimberly Rowe
                                          Title:     Authorized Agent

                                       KZH RIVERSIDE LLC




                                     By: /s/ KIMBERLY ROWE
                                        --------------------------------------
                                          Name:      Kimberly Rowe
                                          Title:     Authorized Agent

                                       KZH PONDVIEW LLC




                                     By: /s/ KIMBERLY ROWE
                                        --------------------------------------
                                          Name:      Kimberly Rowe
                                          Title:     Authorized Agent

                                       KZH ING-2 LLC




                                     By: /s/ KIMBERLY ROWE
                                        --------------------------------------
                                          Name:      Kimberly Rowe
                                          Title:     Authorized Agent

                                       KZH ING-1 LLC




                                     By: /s/ KIMBERLY ROWE
                                        --------------------------------------
                                          Name:      Kimberly Rowe
                                          Title:     Authorized Agent

                                       KZH ING-3 LLC




                                     By: /s/ KIMBERLY ROWE
                                        --------------------------------------
                                          Name:      Kimberly Rowe
                                          Title:     Authorized Agent

                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By: /s/ ATTILA KOC
                                     ------------------------------------------
                                       Name:      ATTILA KOC
                                       Title:     SENIOR VICE PRESIDENT

                                                     BANK OF MONTREAL


                                                     By: /s/ S. VALIA
                                                        -----------------------
                                                          Name:  S. VALIA
                                                          Title: MD

                                    BANK ONE N.A.


                                    By: /S/ GREGORY J. SJULLIE
                                       ---------------------------------------
                                         Name:      GREGORY J. SJULLIE
                                         Title:     VICE PRESIDENT

         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                     Kemper Floating Rate Fund

                                                     By: /s/ KELLY E. BABSON
                                                        -----------------------
                                                          Kelly E. Babson
                                                          Managing Director

                                   Wells Fargo Bank, N.A.


                                   By: /S/ ANTHONY C. FRELS
                                      -----------------------------------------
                                        Name:      Anthony C. Frels
                                        Title:     Vice President

                                       PAM Capital Funding LP
                                       By: Highland Capital Management, L.P. as
                                       Collateral Manager


                                        By: /s/ TODD TRAVERS
                                           ------------------------------------
                                             Name:  Todd Travers
                                             Title: Senior Portfolio Manager

                                       PAMCO Cayman Ltd.
                                       By: Highland Capital Management L.P. as
                                       Collateral Manager

                                       By: /s/ TODD TRAVERS
                                          ------------------------------------
                                            Name:  Todd Travers
                                            Title: Senior Portfolio Manager

                                      By: /s/ JOSEPH P. DEVOE
                                         -------------------------------------
                                           Name:      Joseph P. Devoe
                                           Title:     Vice President

                                    TORONTO DOMINION (NEW YORK), INC.


                                    By: /s/ STACEY MALEK
                                       ---------------------------------------
                                         Name:      Stacy Malek
                                         Title:     Vice President

                                                     BANK OF MONTREAL


                                                     By: /s/ S. VALIA
                                                        -----------------------
                                                          Name:      S. Valia
                                                          Title:     M.D.

                            Citibank N.A. as Additional Investment
                            Manager for and on behalf of Five Finance
                            Corporation


                            By: /s/ MARTIN DAVEY
                                -----------------------------------------------
                                 Name:      Martin Davey
                                 Title:     Vice President

                            Alternative Investment Strategies

                            By: /s/ MAURA K. CONNOR
                                -----------------------------------------------
                                 Name:      Maura K. Connor
                                 Title:     Alternative Investment Strategies

                              The Industrial Bank of Japan, Limited

                              By: /s/ JAMES W. MASTERS
                                 --------------------------------------------
                                   Name:      James Masters
                                   Title:     Senior Vice President

                                  NATEXIS BANQUES POPULAIRES


                                  By: /s/ GARY KANIA
                                     -----------------------------------------
                                       Name:      Gary Kania
                                       Title:     Vice President

                                  By: /s/ JORDAN LEVY
                                      ----------------------------------------
                                       Name:      Jordan Levy
                                       Title:     Associate

                                     NATIONAL BANK OF CANADA


                                     By: /s/ JAY S. SIFIN
                                -----------------------------------------------
                                          Name:      Jay S. Sifin
                                          Title:     Vice President


                                     By: /s/ MICHAEL BLOOMENFELD
                                -----------------------------------------------
                                          Name:      Michael Bloomenfeld
                                          Title:     Vice President & Manager

                                   NATIONAL BANK OF CANADA


                                   By: /s/ JAY S. SIFIN
                                      -----------------------------------------
                                        Name:      Jay S. Sifin
                                        Title:     Vice President


                                   By: /s/ MICHAEL BLOOMENFELD
                                       ----------------------------------------
                                        Name:      Michael Bloomenfeld
                                        Title:     Vice President & Manager

                                    By: /s/ KATE J. SAUNDERS
                                       ----------------------------------------
                                         Name:      Kate J. Saunders
                                         Title:     Senior Credit Analyst

                                By: /s/ SCOTT ZIEMKE
                                   -------------------------------------------
                                     Name:      Scott Ziemke
                                     Title:     Vice President

                                   GLENEAGLES TRADING LLC


                                   By: /s/ ANN E. MORRIS
                                      ----------------------------------------
                                        Name:      Ann E. Morris
                                        Title:     Assistant Vice President

                                         HARBOURVIEW

                                         By: /s/ SCOTT FARRAR
                                            ----------------------------------
                                              Name:      Scott Farrar
                                              Title:     Vice President

                                    OCTAGON INVESTMENT PARTNERS II, LLC


                                    By: /s/ MICHAEL B. NECHAMKIN
                                       ---------------------------------------
                                         Name:      Michael B. Nechamkin
                                         Title:     Portfolio Manager

                       OCTAGON INVESTMENT PARTNERS III, LTD

                       By: Octagon Credit Investors, LLC as Portfolio Manager

                       By: /s/ MICHAEL B. NECHAMKIN
                          --------------------------------------------------
                            Name:      Michael B. Nechamkin
                            Title:     Portfolio Manager

                                   OPPENHEIMER SENIOR FLOATING RATE FUND


                                   By: /s/ SCOTT FARRAR
                                      -----------------------------------------
                                        Name:      Scott Farrar
                                        Title:     Vice President

                       ML CLO XV PILGRIM AMERICA (CAYMAN) Ltd.

                       By: Pilgrim Investments, Inc. as its investment manager

                       By: /s/ JEFFREY A. BAKALAR
                          --------------------------------------------------
                            Name:      Jeffrey A. Bakalar
                            Title:     Senior Vice President

                                    PILGRIM CLO 1999-1 LTD

                                    By:    Pilgrim Investments, Inc.
                                           As its investment manager


                                    By: /s/ JEFFREY A. BAKALAR
                                       ---------------------------------------
                                         Name:      Jeffrey A. Bakalar
                                         Title:     Senior Vice President

                                    SEQUILS PILGRIM-1, LTD

                                    By:    Pilgrim Investments, Inc.
                                           as its investment manager


                                    By: /s/ JEFFREY A. BAKALAR
                                       ---------------------------------------
                                         Name:      Jeffrey A. Bakalar
                                         Title:     Senior Vice President

                                      PPM SPYGLASS FUNDING TRUST


                                      By: /s/ ANN E. MORRIS
                                         -------------------------------------
                                           Name:      Ann E. Morris
                                           Title:     Authorized Agent

                                     MUIRFELD TRADING LLC


                                     By: /s/ ANN E. MORRIS
                                        ---------------------------------------
                                          Name:      Ann E. Morris
                                          Title:     Assistant Vice President

                                OLYMPIC FUNDING TRUST, SERIES 1999-1


                                By: /s/ ANN E. MORRIS
                                   -------------------------------------------
                                     Name:      Ann E. Morris
                                     Title:     Authorized Agent

                By: /s/ JONATHAN S. LAVINE
                   --------------------------------------------------
                     Name:      Jonathan S Lavine
                     Title:     Managing Director

                Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT II CBO 2000-1 LTD., as Term Lender



                Sankaty Advisors, Inc. as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender


                SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                SANKATY HIGH YIELD PARTNERS II L.P.

                                 TRAVELERS CORPORATE LOAN FUND INC. LLC


                                 By: /s/ DENISE T. DUFFEE
                                    ------------------------------------------
                                      Name:      Denise T. Duffee
                                      Title:     Investment Officer

                                    COLUMBUS LOAN FUNDING LTD.


                                    By: /s/ DENISE T. DUFFEE
                                       ---------------------------------------
                                         Name:      Denise T. Duffee
                                         Title:     Investment Officer

                                    THE TRAVELERS INSURANCE COMPANY


                                    By: /s/ DENISE T. DUFFEE
                                       ----------------------------------------
                                         Name:      Denise T. Duffee
                                         Title:     Investment Officer

                                       THE TRAVELERS LIFE AND ANNUITY COMPANY


                                       By: /s/ DENISE T. DUFFEE
                                          -------------------------------------
                                            Name:      Denise T. Duffee
                                            Title:     Investment Officer

                                        VAN KAMPEN CLO 1, LIMITED

                                        By:  Van Kampen Management, Inc.,
                                        As Collateral Manager


                                        By: /s/ DARVIN D. PIERCE
                                           ------------------------------------
                                             Name:      Darvin D. Pierce
                                             Title:     Vice President

                                     VAN KAMPEN CLO 1I, LIMITED

                                     By:  Van Kampen Management, Inc.,
                                     As Collateral Manager


                                     By: /s/ DARVIN D. PIERCE
                                        --------------------------------------
                                          Name:      Darvin D. Pierce
                                          Title:     Vice President

                                       VAN KAMPEN PRIME RATE INCOME TRUST


                                       By: /s/ DARVIN D. PIERCE
                                          ------------------------------------
                                            Name:      Darvin D. Pierce
                                            Title:     Vice President

                                   VAN KAMPEN SENIOR KAMPEN SECIOR INCOME TRUST

                                   By:  Van Kampen Investment Advisory Corp.


                                   By: /s/ DARVIN D. PIERCE
                                      -----------------------------------------
                                        Name:      Darvin D. Pierce
                                        Title:     Vice President

                                       WINGED FOOT FUNDING TRUST


                                       By: /s/ ANN E. MORRIS
                                          -------------------------------------
                                            Name:      Ann E. Morris
                                            Title:     Authorized Agent




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